Earnings Call Presentation – 4Q 2023 Fourth Quarter 2023 Earnings February 1, 2024

Earnings Call Presentation – 4Q 2023 Preliminary Matters 2 Cautionary Statements Regarding Forward-Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to: • changes in the frequency and severity of insurance claims; • claim development and the process of estimating claim reserves; • the impacts of inflation; • changes in interest rate environment; • supply chain disruption; • product demand and pricing; • effects of governmental and regulatory actions; • litigation outcomes and trends; • investment risks; • cybersecurity risks; • impact of catastrophes; and • other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”). Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures that the company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure.

Leading Insurer Empowering Specialty and Underserved Markets

Enabled by a dynamic, diverse and innovative team who act like owners

KEMPER

KEMPER Auto

Specialty auto insurance[1] for underserved markets; Latino, Hispanic and urban areas

Delivering appropriate and affordable insurance and financial solutions

KEMPER Life

Life insurance[2] for low/modest income customers

Market Characteristics	Sizable Market	Require Unique Expertise	Have Limited or Unfocused Competition	Enable Systematic, Sustainable Competitive Advantages (SSCAs)
Differentiated Capabilities	Low-Cost Management	Ease of Use	Distribution	Product Sophistication

Target top quartile value creation for customers, employees and shareholders

[1] Kemper Auto is equivalent to the Specialty Property & Casualty Insurance Segment
[2] Kemper Life is equivalent to the Life Insurance Segment

KEMPER
Earnings Call Presentation – 4Q 2023 | 3

Earnings Call Presentation – 4Q 2023 Fourth Quarter 2023 Summary 4 Achieved underwriting profit as earned rate exceeding loss inflation drove margin improvement Continued profit actions and strategic initiatives enabled return to profitability and financial strength • Specialty P&C Private Passenger Auto actions: ̶ Filed an additional 9% rate increase on 9% of the book ̶ Reciprocal Exchange premium growth strategy is on track • Achieved multi-year target of $150+ million expense savings in first year of program • Bermuda optimization generated approximately $330 million of dividends to parent company • Preferred P&C2 exit on track, released $45 million of capital during the 2H'23 and anticipate an additional $130+ million by year-end 2024 Actions Taken & Completed Return to profitability driven by rate and non-rate actions, and cost structure initiatives • Net income attributable to Kemper Corporation of $51.4 million or $0.80/sh • Adjusted consolidated net operating income1 of $50.5 million or $0.78/sh • Specialty P&C underlying combined ratio improved 2.3% sequentially to 98.2% ̶ No prior year reserve development • Life business continues to produce stable earnings • Total pre-tax current year catastrophe losses of $3 million2 4th Quarter Results Capital and liquidity positions enable the company to navigate the current market • Parent company liquidity of approximately $1.1 billion remains a source of strength for subsidiaries • Insurance companies are well capitalized Balance Sheet Strength 1 Non-GAAP financial measure; please see reconciliation in appendix on pages 17-22 2 Excludes $8 million of pre-tax catastrophe losses from Kemper Personal Insurance (Preferred P&C) reported within Non-Core Operations

Earnings Call Presentation – 4Q 2023 Fourth Quarter 2023 Financial Summary 5 Delivered third consecutive quarter of underlying improvement Quarter Ended Year Ended ($ in millions, except per share amounts) Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Net Income (Loss) Attributable to Kemper Corporation – Per Diluted Share $0.80 $(0.84) $(4.25) $(4.50) Adj. Consolidated Net Operating Income (Loss) – Per Diluted Share1 $0.78 $(0.36) $(0.74) $(1.82) Tangible Book Value – Per Diluted Share1 $25.39 $28.88 $25.39 $28.88 Return on Shareholders’ Equity 8.4% (7.9)% (10.7)% (10.0)% Return on Tangible Shareholders’ Equity1 12.7% (11.4)% (15.9)% (14.4)% Life Face Value of In-Force YoY Growth / (Decline) (0.7)% (0.5)% (0.7)% (0.5)% Specialty P&C Earned Premium YoY Growth / (Decline) (11.8)% (4.9)% (10.2)% 2.5% Specialty P&C PIF YoY Growth / (Decline) (31.7)% (19.2)% (31.7)% (19.2)% 1 Non-GAAP financial measure; please see reconciliation in appendix on pages 17-22 On track to return to target margins

Earnings Call Presentation – 4Q 2023 Strategic Initiatives Summary 6 Significant benefits realized during the quarter from completed initiatives Initiatives on track to realize or exceed intended benefits 1. Bermuda Optimization: • Enabled approximately $330 million in dividends to parent in 4Q’23, exceeding last quarter’s estimate of $250+ million 2. Streamlining Cost Structure: (see page 7) • Achieved multi-year target of $150+ million in savings in the first year of the program Completed Initiatives 1. Preferred P&C¹ Exit: • Proceeding as planned; will generate greater than $300 million in capital to be redeployed • Released $45 million in capital during 2H'23; anticipate a release of $130+ million in capital by year-end 2024 and additional $100+ million by year-end 2025 2. Reciprocal Exchange: • Population strategy work ongoing; anticipate expanding state and product offerings in late 2024 and early 2025 as forms are filed and approved Ongoing Initiatives 1 Preferred P&C is represented by the Kemper Personal Insurance brand

Earnings Call Presentation – 4Q 2023 (Pre-tax, $ in millions) 4Q’23 Run-Rate Total Program % Reached R u n -R at e Sa vi n gs Loss Adjustment Expense (LAE) Improvements $60 $80 – $120 50% – 75% Enterprise Expense Initiatives (ex-Real Estate & LAE) $81 $60 – $70 116% – 135% Real Estate Optimization $15 $10 150% Total Run-Rate Program Savings $156 $150+ 78% – 104% Cumulative Earned on Run-Rate Savings $153 Cumulative Associated Charges $156 $150 – $200 78% – 104% Expense Savings Exceed $150 Million Target 7 Advancing differentiated capabilities to strengthen systematic, sustainable competitive advantages • Restructuring and integration pre-tax charges of $150 – $200 million will produce an annualized savings of $150 million or greater • Since its inception, program has driven total run-rate savings of $156 million, and incurred total pre-tax charges of $156 million 87 117 137 153 61 150 + 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 FY'24-FY'25 Proj. Prog. Total Run-Rate Program Savings ($ millions) Expense optimization will continue

Earnings Call Presentation – 4Q 2023 Well-Capitalized Insurance Subsidiaries 8 Continued access to significant sources of liquidity Initiatives underway to further improve financial metrics 23.1% 17.6% 23.2% 24.1% 30.3% 32.6% 2018 2019 2020 2021 2022 2023 Debt-to-Capital 3 Parent Company Liquidity Risk-Based Capital Ratios¹ $540 $660 $700 $704 $918 $683 $101 $207 $733 $234 $418 $465 $641 $867 $1,433 $938 $1,336 $1,148 2018 2019 2020 2021 2022 2023 (% ) Debt Cash Flow from Operating Activities ($ in m ill io n s) $539 $534 $448 $351 $(210) $(134) 2018 2019 2020 2021 2022 2023 HoldCo Cash & Investments Borrowings Available Under Credit Agreement & from Subs P&C (ex. AACC) Life2 1 4Q’23 Risk-Based Capital Ratios are calculated at the Company Action Level and are estimated; actual RBC levels are likely to differ, but will not be known prior to February 1, 2024 | 2 Life Risk-Based Capital Ratios exclude business ceded to Kemper Bermuda Ltd. (KBL) | 3 Excludes AOCI: closely aligns with rating agencies and post-LDTI implementation ($ in m ill io n s) 410 355 340 355 645 535 285 365 330 220 240 275 2018 2019 2020 2021 2022 2023

Diversified Investment Portfolio with Consistent Returns

Net Investment Income[1]



($ in millions)
$106
$11
$95
$102
$4
$98
$106
$9
$97
$107
$10
$97
$105
$7
$98
4Q'22
1Q'23
2Q'23
3Q'23
4Q'23
Core Portfolio
Alternative Inv. Portfolio

Highlights

- High-quality portfolio provides consistent net investment income; 72% of fixed income portfolio rated A or higher
- Strong ALM philosophy that mitigates long-term economic and short-term valuation mismatches
- 4.5% PTE annualized book yield
- Average investment grade new money yields approximately 6% for the quarter

Diversified and Highly-Rated Portfolio

Portfolio Composition[2]



COLI
Short Term
6%
Alternatives
6%
5%
U.S Gov't
6%
Other
5%
16%
States/ Munis
56%
Corporates

$8.9 Billion

Fixed Maturity Ratings



B / BB
≤ CCC
3%
24%
1%
BBB
72%
A or Higher

$6.9 Billion

Pre-Tax Equiv. Annualized Book Yield



4.6%
4.4%
4.5%
4.6%
4.5%
4Q'22
1Q'23
2Q'23
3Q'23
4Q'23

KEMPER

[1] Non-Core Operations reflects $14, $11, $13, $13, and $13 million related to Preferred P&C in 4Q'22, 1Q'23, 2Q'23, 3Q'23, and 4Q'23, respectively | [2] Other category includes Equity Securities, which excludes $196 million of Other Equity Interests of LPs/LLCs that have been reclassified into Alternative Investments; COLI represents Company Owned Life Insurance

Earnings Call Presentation – 4Q 2023 | 9

Earnings Call Presentation – 4Q 2023 Specialty Property & Casualty Insurance Segment 10 Underlying combined ratio improved 9.6% year-over-year and 2.3% sequentially 107.8 108.0 102.0 100.5 98.2 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 Underlying Combined Ratio2 (% ) Highlights • Sequential improvement driven by additional earned rate in excess of loss trend • Severity trends have stabilized but remain elevated • Filed 9% of rate on 9% of the book • Focus remains on improving margins and then restoring new business production Metrics ($ in millions) 4Q’23 4Q’22 Change vs. 4Q’22 Earned Premiums $866 $982 (11.8)% Underlying Loss & LAE Ratio2 77.7% 87.6% (9.9)pts Expense Ratio 20.5% 20.2% 0.3pts Policies In-Force (000s) 1,215 1,779 (31.7)% Cumulative PPA Rate Activity Since 2Q’211 On track to reach target profitability enabling restoration of new business ~60% ~59% ~40% Filed Rate Written Rate Earned Rate 1 Represents the cumulative weighted average rate impact of actual filings on the total book 2 Non-GAAP financial measure; see reconciliation in appendix on pages 17-22

Earnings Call Presentation – 4Q 2023 Life Insurance Segment 11 Business trends remain stable Business continues to generate strong return on capital and distributable cash flows $104 $99 $102 $102 $99 $52 $50 $47 $49 $47 $156 $149 $149 $151 $146 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 Normalized Revenues4 ($ in millions) Earned Premiums Net Investment Income • Consumer demand for products is consistent: – New business levels remain solid – Persistency in line with historical trends; modest pressure from inflationary environment • Quarterly results include the annual actuarial assumption update (required under LDTI)3 Highlights Metrics ($ in millions, except per policy amounts) 4Q’23 4Q’22 Change vs. 4Q’22 Life Net Operating Income3 $15 $23 (34.8)% Face Value of In-Force1 $19,881 $20,022 (0.7)% Avg. Face Value per Policy1 $6,346 $6,246 1.6% Avg. Premium per Policy Issued1,2 $609 $590 3.2% 1 Excludes Reserve National | 2 Annual basis | 3 Increased by $7 million in 4Q'23 and $3 million in 4Q’22 due to annual LDTI actuarial assumption update | 4 Excludes Reserve National (4Q’22: $26 million) and earned premium impact from annual LDTI actuarial assumption update (4Q'22: +$13 million; 4Q'23: -$15 million)

Earnings Call Presentation – 4Q 2023 Key Takeaways 12 On track to return to target margins in 2024 • Achieved underwriting profit in the quarter; sequential underlying results improved for the third consecutive quarter • Expect to reach Specialty P&C target margins in 2024 • Completed significant strategic initiatives, outperforming expectations: – Bermuda optimization enabled approximately $330 million of dividends to parent in 4Q’23 – Multi-year cost structure optimization achieved $150+ million run-rate savings goal in first year • Ongoing strategic initiatives: – Exit of Preferred P&C1 business is progressing; anticipate an additional $130+ million of capital release by year-end 2024 – Kemper Reciprocal Exchange premium growth strategy is on track 1 Preferred P&C is represented by the Kemper Personal Insurance brand

Earnings Call Presentation – 4Q 2023 Appendix 13

Earnings Call Presentation – 4Q 2023 2024 Reinsurance Program 14 Renewed Catastrophe XoL Reinsurance • New policy effective January 1, 2024: ̶ New limit aligned with risk-appetite ̶ New structure improves overall cost of capital for Kemper Catastrophe Excess of Loss Program (XOL): • Program consists of two towers: o 3-year term placed in 2022: $200 million excess $50 million o 1-year term placed in 2024: $190 million excess $50 million o Co-participation: - Layer 1: 15% - Layer 2: 5% • Updated 2024 purchase limit reflects exposure changes, inclusive of the Preferred P&C exit, and model enhancements HighlightsCatastrophe Reinsurance Program 3-Year Term Placed 1/1/22 $100M xs $150M 31.67% Placed 1-Year Term Placed 1/1/24 $90M xs $150M 63.33% Placed Laye r 2 : 5 % co -p articip atio n 3-Year Term Placed 1/1/22 $100M xs $50M 31.67% Placed 1-Year Term Placed 1/1/24 $100M xs $50M 53.33% Placed Laye r 1 : 1 5 % co -p articip atio n Retention 100% of first $50M

Earnings Call Presentation – 4Q 2023 15 Auto Inflation Pressures Remain Elevated Price Indices (Indexed to Q4 2018) Source: U.S. Bureau of Labor Statistics 90 100 110 120 130 140 150 160 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2019 2020 2021 2022 2023 Bodywork Used Car & Truck Medical Care Core CPI 136 135 114 120 Pace of increase moderated in second half of 2023

Illustrative Earned Rate vs. Loss Trend Comparison



Pre-Pandemic
Prior to 2020
Lockdowns
2Q'20 – 1Q'21
Re-Opening / Future
Current+
Δ Earned Rate
Loss Trend (frequency & severity)
Predictable loss trend offset by rate
Significant, rapid rise in loss trend
Rate to zero
Rate filed
Rate earning-in
Rate meeting / exceeding loss trend
ILLUSTRATIVE LOSS TREND vs. RATE CYCLE
Significant, rapid drop in loss trend
Earned Rate and Loss Trend
Time (not to scale)

KEMPER
Earnings Call Presentation – 4Q 2023 | 16

Earnings Call Presentation – 4Q 2023 Non-GAAP Financial Measures 17 Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies. Book Value Per Share Excluding Net Unrealized Gains and Losses on Fixed Maturities and the Change in Discount Rate on Future Life Policyholder Benefits is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains and losses on fixed income securities and the change in discount rate on future life policyholder benefits by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains and losses on fixed income securities and the change in discount rate on future life policyholder benefits in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Book Value Per Share Excluding Net Unrealized Gains and Losses on Fixed Maturities, the Change in Discount Rate on Future Life Policyholder Benefits and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. Return on Tangible Shareholders’ Equity is a calculation that uses a non-GAAP financial measure. It is calculated by dividing the period’s net income attributable to Kemper Corporation by the average shareholders’ equity excluding net unrealized gains and losses on fixed maturities, the change in discount rate on future life policyholder benefits and goodwill. Return on Shareholders’ Equity is the most directly comparable GAAP measure. We use this non-GAAP measure to identify and analyze the change in performance attributable to management efforts between periods. The Company believes this non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Earnings Call Presentation – 4Q 2023 Non-GAAP Financial Measures 18 Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) the after-tax impact of: (i) (Loss) income from Change in Fair Value of Equity and Convertible Securities; (ii) Net Realized Investment Gains (Losses); (iii) Impairment (Losses) Gains; (iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs; (v) Debt Extinguishment, Pension Settlement and Other Charges; (vi) Goodwill Impairment Charges; (vii) Non-Core Operations; and (viii) Significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss). There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income (Loss) for the three months ended December 31, 2023 or 2022. The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (Loss) from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Gains (Losses) related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension Settlement and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Goodwill impairment charges are excluded because they are infrequent and non-recurring charges. Non-Core Operations includes the results of our Preferred Insurance business which we expect to fully exit. These results are excluded because they are irrelevant to our ongoing operations and do not qualify for Discontinued Operations under Generally Accepted Accounting Principles ("GAAP"). Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the profitability of the Company’s businesses. Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Earnings Call Presentation – 4Q 2023 Non-GAAP Financial Measures 19 Book Value Per Share As of ($ per share) Dec 31, 2023 Dec 31, 2022 Book Value Per Share $39.08 $41.79 Less: Net Unrealized Losses on Fixed Maturities 5.82 7.44 Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities and Changes in the Discount Rate on Future Life Policyholder Benefits $44.90 $49.23 Less: Goodwill (19.51) (20.35) Book Value Per Share Excluding Net Unrealized Losses on Fixed Maturities, Changes in the Discount Rate on Future Life Policyholder Benefits, and Goodwill $25.39 $28.88

Earnings Call Presentation – 4Q 2023 Non-GAAP Financial Measures 20 Return on Tangible Shareholders’ Equity Three Months Ended Year Ended ($ in millions) Dec 31, 2023 Dec 31, 2022 Dec 31, 2023 Dec 31, 2022 Annualized Net Income (Loss) Attributable to Kemper Corporation $205.6 $(213.2) $(272.1) $(286.6) Average Shareholders’ Equity1 $2,433.3 $2,682.6 $2,539.2 $2,861.6 Less: Average Net Unrealized Gains and Losses on Fixed Maturities 716.9 749.7 673.1 296.6 Less: Average Change in Discount Rate on Future Life Policyholder Benefits (286.7) (256.9) (232.6) 145.9 Less: Average Goodwill (1,250.7) (1,299.6) (1,270.5) (1,307.0) Average Tangible Shareholders’ Equity1 $1,612.8 $1,875.8 $1,709.2 $1,997.1 Return on Shareholders’ Equity 8.4% (7.9)% (10.7)% (10.0)% Return on Tangible Shareholders’ Equity 12.7% (11.4)% (15.9)% (14.4)% 1 Average shareholders' equity and average tangible shareholders’ equity for the three months ended is the simple average of the beginning and ending balances for the period. Average shareholders’ equity and average tangible shareholders’ equity on a year-to-date basis is the (a) the sum of the balance at the beginning of the year and the ending balance for each quarter within that year divided by (b) the number of quarters in the period presented plus one.

Earnings Call Presentation – 4Q 2023 Non-GAAP Financial Measures 21 Diluted Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure computed by dividing Adjusted Consolidated Net Operating Income (Loss) attributed to unrestricted shares by the weighted-average unrestricted shares and equivalent shares outstanding. The most directly comparable GAAP financial measure is Diluted Net Income (Loss) Per Unrestricted Share. The Company believes that Diluted Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income from change in fair value of equity and convertible securities, net realized investment gains (losses), impairment gains (losses) related to investments, acquisition related transaction, integration and other costs, loss from early extinguishment of debt, and goodwill impairment charges included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process. Three Months Ended ($ per share) Dec 31, 2023 Dec 31, 2022 Net Income (Loss) Per Unrestricted Share Attributable to Kemper Corporation $0.80 $(0.84) Less Net Income (Loss) Per Unrestricted Share From: Income (Loss) from Change in Fair Value of Equity and Convertible Securities (0.03) - Net Realized Investment Gains (Losses) 0.24 0.05 Impairment Gains (Losses) (0.01) (0.05) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs (0.23) (0.46) Debt Extinguishment, Pension Settlement and Other Charges - - Goodwill Impairment Charge - - Non-Core Operations 0.04 (0.02) Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share $0.79 $(0.36)

Non-GAAP Financial Measures

Underlying Combined Ratio

	Three Months Ended				
	4Q'23	3Q'23	2Q'23	1Q'23	4Q'22
Specialty P&C Insurance					
Combined Ratio as Reported	98.5%	109.9%	106.5%	112.1%	108.8%
Current Year Catastrophe Losses and LAE Ratio	(0.3)	(0.7)	(1.9)	(0.9)	0.0
Prior Years Non-Catastrophe Losses and LAE Ratio	-	(8.8)	(2.7)	(3.3)	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	-	0.1	0.1	0.1	0.0
Underlying Combined Ratio	98.2%	100.5%	102.0%	108.0%	107.8%
Personal Auto Insurance					
Combined Ratio as Reported	99.5%	112.6%	108.0%	113.0%	111.5%
Current Year Catastrophe Losses and LAE Ratio	(0.3)	(0.7)	(2.0)	(1.0)	0.0
Prior Years Non-Catastrophe Losses and LAE Ratio	0.3	(9.9)	(2.3)	(3.0)	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	-	0.1	0.1	0.1	0.0
Underlying Combined Ratio	99.5%	102.1%	103.8%	109.1%	109.8%
Commercial Auto Insurance					
Combined Ratio as Reported	94.9%	98.4%	99.5%	107.8%	93.8%
Current Year Catastrophe Losses and LAE Ratio	(0.4)	(0.7)	(1.4)	(0.4)	(0.1)
Prior Years Non-Catastrophe Losses and LAE Ratio	(1.2)	(4.2)	(4.2)	(5.2)	2.6
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	0.1	0.0	0.0	0.0
Underlying Combined Ratio	93.2%	93.6%	93.9%	102.2%	96.3%

KEMPER

Earnings Call Presentation – 4Q 2023 | 22